EXHIBIT 12(b)
CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT
I, Bruce N. Alpert, President of the B.B. Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     1. The Form N-CSR of the Registrant for the semi-annual period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	12/4/08	/s/ Bruce N. Alpert

Bruce N. Alpert, President
(principal executive officer)

EXHIBIT 12(b)
CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT
I, Agnes Mullady, Treasurer of the B.B. Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
     1. The Form N-CSR of the Registrant for the semi-annual period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	12/4/08	/s/ Agnes Mullady

Agnes Mullady, Treasurer
(principal financial officer)